UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2007 (JANUARY 2,
                                      2007)

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                     000-24789                 64-0872630
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

              2565 Horizon Lake Drive, Suite 110 Memphis, TN 38133 (Address of principal executive offices and Zip Code)
              -----------------------------------------------------

               Registrant's telephone number, including area code
                                 (910) 937-8565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  PRINICPAL  OFFICERS.

On January 2, 2007 the Company received the resignation of Mr. Scott Hawrelechko as a member of the Board of Directors. Mr. Hawrelechko was the former President and Chief Executive Officer of the Company. Mr. Hawrelechko's resignation shall be effective immediately. Mr. Hawrelechko resigned to pursue other endeavors and interests and his resignation letter did not reference a disagreement with the Company on any matter relating to the Company's operations, policies and practices. The Board of Directors is currently searching for his replacement.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      MYRIAD ENTERTAINMENT & RESPORTS, INC.

  By: /s/ John Meeske
      ---------------
      John Meeske
      Chief  Executive  Officer

Date:  January  3,  2007